UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 4, 2011

Fortegra Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35009	58-1461399
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 West Bay Street, Jacksonville, Florida		32202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	866-961-9529

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On January 4, 2011, Robert S. Fullington assumed the position of Executive Vice President, Strategic Initiatives and Acquisitions of Fortegra Financial Corporation (the "Company"). Mr. Fullington’s prior position of President and Chief Executive Officer of Consecta was assumed by Alex Halikias who joined the Company on January 4, 2011.

On January 7, 2011, the Company issued a press release announcing the management changes. The press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On January 3, 2011, the Company announced that it acquired Auto Knight Motor Club, Inc., of Palm Springs, CA. The press release announcing the acquisition is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1† Press Release, dated January 7, 2011
99.2† Press Release, dated January 3, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortegra Financial Corporation

January 7, 2011	By:	/s/ John G. Short

Name: John G. Short
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	FORTEGRA FINANCIAL CORPORATION ANNOUNCES NEW PRESIDENT OF CONSECTA BRAND
99.2	FORTEGRA FINANCIAL ACQUIRES AUTO KNIGHT MOTOR CLUB, INC.